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                                                                      Exhibit 32


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         We, the undersigned Deborah M. Fretz and Colin A. Oerton, being, respectively, the President and Chief Executive Officer and the Vice President and Chief Financial Officer, of Sunoco Partners LLC, the general partner of the registrant Sunoco Logistics Partners L.P., do each hereby certify that the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the period report fairly presents, in all material respects, the financial condition and results of operations of Sunoco Logistics Partners L.P.

Date: May 9, 2005



                               /s/ DEBORAH M. FRETZ
                               -------------------------------------------------
                               Name:  Deborah M. Fretz
                               Title: President and Chief Executive Officer



                               /s/ COLIN A. OERTON
                               -------------------------------------------------
                               Name:  Colin A. Oerton
                               Title: Vice President and Chief Financial Officer